EQ Advisors TrustSM

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

SUPPLEMENT DATED APRIL 3, 2023, TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective immediately, Duy Nguyen and Jacob Borbidge of Invesco Advisers, Inc. no longer serve as members of the team that is responsible for the securities selection, research and trading for the EQ/Invesco Moderate Allocation Portfolio and EQ/Invesco Moderate Growth Allocation Portfolio. All references to Duy Nguyen and Jacob Borbidge in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.